                                            EXHIBIT 21.1
SUBSIDIARIES
FLOWSERVE CORPORATION

NAME OF SUBSIDIARY	JURISDICTION OF INCORPORATION	PERCENTAGE OWNERSHIP
1474750 CANADA INC.	Canada	100%
ARABIAN SEALS COMPANY, LTD.	Saudi Arabia	40%
AUDCO ITALIANA S.R.L.	Italy	13%
AUDCO LIMITED	United Kingdom	100%
BW/IP NEW MEXICO, INC.	United States	100%
CALDER GMBH	Switzerland	100%
COOPERATIE FLOWSERVE W.A.	Netherlands	100%
FLOWCOM INSURANCE COMPANY, INC.	United States	100%
FLOWSERVE - AL MANSOORI SERVICES COMPANY LTD.	United Arab Emirates	49%
FLOWSERVE - AL RUSHAID COMPANY LTD	Saudi Arabia	51%
FLOWSERVE (AUSTRIA) GMBH	Austria	100%
FLOWSERVE (B) SDN. BND.	Brunei	100%
FLOWSERVE (MAURITIUS) CORPORATION	Mauritius	100%
FLOWSERVE (PHILIPPINES), INC.	Philippines	100%
FLOWSERVE (SHANGHAI) LIMITED	China	100%
FLOWSERVE (THAILAND) LIMITED	Thailand	100%
FLOWSERVE / ABAHSAIN FLOW CONTROL CO. LTD.	Saudi Arabia	60%
FLOWSERVE ABAHSAIN COMPANY LIMITED	Saudi Arabia	60%
FLOWSERVE AHAUS GMBH	Germany	100%
FLOWSERVE ALGERIA EURL	Algeria	100%
FLOWSERVE AUSTRALIA PTY. LTD.	Australia	100%
FLOWSERVE AUSTRALIA PTY. LTD. NZ BRANCH	New Zealand	100%
FLOWSERVE B.V.	Netherlands	100%
FLOWSERVE B.V. KENYA BRANCH	Kenya	100%
FLOWSERVE B.V. GHANA BRANCH	Ghana	100%
FLOWSERVE BELGIUM N.V.	Belgium	100%
FLOWSERVE BOLIVIA S.R.L.	Bolivia	100%
FLOWSERVE CA ULC	Canada	100%
FLOWSERVE CANADA CORP.	Canada	100%
FLOWSERVE CANADA HOLDCO ULC	Canada	100%
FLOWSERVE CHILE S.P.A.	Chile	100%
FLOWSERVE COLOMBIA S.A.S.	Colombia	100%
FLOWSERVE CONTROL VALVES GMBH	Austria	100%
FLOWSERVE CORPORATION	United States	100%
FLOWSERVE CZECH REPUBLIC, S.R.O.	Czech Republic	100%
FLOWSERVE DE VENEZUELA C.C.A.	Venezuela	100%
FLOWSERVE DE VENEZUELA LLC	United States	100%
FLOWSERVE DO BRASIL LTDA.	Brazil	100%
FLOWSERVE DORTMUND GMBH & CO. KG	Germany	100%

FLOWSERVE DORTMUND VERWALTUNGS GMBH	Germany	100%
FLOWSERVE ECUADOR CIA. LTDA.	Ecuador	100%
FLOWSERVE EMA HOLDINGS B.V.	Netherlands	100%
FLOWSERVE ESSEN GMBH	Germany	100%
FLOWSERVE FINLAND OY	Finland	100%
FLOWSERVE FLOW CONTROL GMBH	Germany	100%
FLOWSERVE FLUID MOTION AND CONTROL (SUZHOU) CO., LTD.	China	100%
FLOWSERVE FRANCE HOLDING S.A.S.	France	100%
FLOWSERVE FRANCE S.A.S.	France	100%
FLOWSERVE FSD S.A.S.	France	100%
FLOWSERVE FSD S.A.S. MADAGASCAR BRANCH	Madagascar	100%
FLOWSERVE GB LIMITED	United Kingdom	100%
FLOWSERVE GB LIMITED DENMARK BRANCH	Denmark	100%
FLOWSERVE GERMANY HOLDINGS BV	Netherlands	100%
FLOWSERVE GLOBAL HOLDINGS HUNGARY KFT	Hungary	100%
FLOWSERVE GLOBAL NETHERLANDS HOLDING B.V.	Netherlands	100%
FLOWSERVE GULF FZE	United Arab Emirates	100%
FLOWSERVE HOLDINGS COOPERATIEF W.A.	Netherlands	100%
FLOWSERVE HOLDINGS, INC.	United States	100%
FLOWSERVE HUNGARY SERVICES KFT	Hungary	100%
FLOWSERVE INDIA CONTROLS PVT. LTD.	India	100%
FLOWSERVE INTERNATIONAL B.V.	Netherlands	100%
FLOWSERVE INTERNATIONAL LIMITED	United Kingdom	100%
FLOWSERVE INTERNATIONAL MIDDLE EAST VALVES LLC	United States	100%
FLOWSERVE INTERNATIONAL, INC.	United States	100%
FLOWSERVE JAPAN CO. LTD.	Japan	100%
FLOWSERVE KAZAKHSTAN LLP	Kazakhstan	100%
FLOWSERVE KOREA LTD.	South Korea	100%
FLOWSERVE KSM CO. LTD.	South Korea	40%
FLOWSERVE LA HOLDINGS S. DE R.L. DE C.V.	Mexico	100%
FLOWSERVE MANAGEMENT COMPANY	United States	100%
FLOWSERVE MEXICO HOLDINGS LLC	United States	100%
FLOWSERVE MICROFINISH PUMPS PVT. LTD.	India	76%
FLOWSERVE MICROFINISH VALVES PVT. LTD.	India	76%
FLOWSERVE MOROCCO SARL AU	Morocco	100%
FLOWSERVE NETHERLANDS FINANCE B.V.	Netherlands	100%
FLOWSERVE NORWAY AS	Norway	100%
FLOWSERVE PERU S.A.C.	Peru	100%
FLOWSERVE POMPES S.A.S.	France	100%
FLOWSERVE PTE. LTD.	Singapore	100%
FLOWSERVE PTE. LTD. TAIWAN BRANCH	Taiwan	100%
FLOWSERVE S.A.	Spain	100%
FLOWSERVE S.R.L.	Argentina	100%
FLOWSERVE S.R.L.	Italy	100%

FLOWSERVE SALES INTERNATIONAL, S.A.S.	France	100%
FLOWSERVE SANMAR LIMITED	India	40%
FLOWSERVE SERVICES & TRADING LLC	Qatar	49%
FLOWSERVE SIHI (BELGIUM) BVBA	Belgium	100%
FLOWSERVE SIHI (FRANCE) SAS	France	100%
FLOWSERVE SIHI (SCHWEIZ) GMBH	Switzerland	100%
FLOWSERVE SIHI (SPAIN) S.L.	Spain	100%
FLOWSERVE SIHI AUSTRIA GMBH	Austria	100%
FLOWSERVE SIHI BULGARIA EOOD	Bulgaria	100%
FLOWSERVE SIHI CZ S.R.O.	Czech Republic	100%
FLOWSERVE SIHI GERMANY GMBH	Germany	100%
FLOWSERVE SIHI HOLDING GMBH	Germany	100%
FLOWSERVE SIHI HUNGARY KFT	Hungary	100%
FLOWSERVE SIHI POLAND SP. Z.O.O.	Poland	100%
FLOWSERVE SIHI ROMANIA SRL	Romania	100%
FLOWSERVE SIZDIRMAZLIK COZUMLERI TICARET LTD. STI.	Turkey	100%
FLOWSERVE SOLUTIONS (MALAYSIA) SDN. BHD.	Malaysia	100%
FLOWSERVE SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa	100%
FLOWSERVE SPAIN S.L.	Spain	100%
FLOWSERVE SUPPLY SOLUTIONS PTE LTD.	Singapore	100%
FLOWSERVE TREASURY B.V.	Netherlands	100%
FLOWSERVE US HOLDINGS LLC	United States	100%
FLOWSERVE US INC.	United States	100%
FLOWSERVE, S. DE R.L. DE C.V.	Mexico	100%
FLS CANADA ULC	Canada	100%
INDUSTRIAS MEDINA S.A. DE C.V.	Mexico	37%
INGERSOLL-DRESSER PUMPS S.R.L.	Italy	100%
INMOBILIARIA INDUSTRIAL DE LEON S.A. DE C.V.	Mexico	37%
KSM CO. LTD	Republic of Korea	40%
LIMITORQUE INDIA LIMITED	India	24%
MAQUILADORA INDUSTRIAL DE LEON S.A. DE C.V.	Mexico	37%
NAF AB	Sweden	100%
OOO FLOWSERVE	Russian Federation	100%
PMV AUTOMATION AB	Sweden	100%
PT FLOWSERVE	Indonesia	100%
SIHI CHILE S.A.	Chile	50%
SIHI CILIE S.A. PERU BRANCH	Peru	100%
SIHI PUMPS (MALAYSIA) SDN. BHD.	Malaysia	100%
STERLING INDUSTRY CONSULT GMBH	Germany	100%
THOMPSONS, KELLY & LEWIS PTY. LIMITED	Australia	100%
WORTHINGTON S.R.L.	Italy	100%
YKV CORPORATION	Japan	15%